SUPPLEMENTAL CREDIT FACILITY AGREEMENT/ADDENDUM



                                February 26, 1999



Avado Brands, Inc.
Corporate Headquarters
Hancock at Washington
Madison, Georgia  30650
Attn:    Erich J. Booth,
         Chief Financial Officer

Gentlemen:

     We refer to our Supplemental Credit Facility Agreement, dated as of December 24, 1998, with you. This Addendum will confirm our agreement with you to extend the "Credit Facility Termination Date" therein contained from "March 1, 1999" to "March 15, 1999" upon our receipt of this Addendum countersigned by you.

                                         Sincerely yours,

                                         WACHOVIA CAPITAL INVESTMENTS, INC.

                                         By:
                                         Authorized Officer


                                         Acknowledged and Agreed:

                                         AVADO BRANDS, INC.

                                         By:
                                         Authorized Officer